Exhibit 99-3

                         MANAGEMENT SEVERANCE AGREEMENT
                         ------------------------------

     THIS AGREEMENT (the "Agreement") is effective as of the 30th day of June, 2004, and is made by and among Robert Brehm ("Brehm"), Ten Stix, Inc., a Colorado corporation ("Ten Stix"), Thomas Sawyer ("Sawyer") and Tony Cranford ("Cranford"), collectively referred to hereinafter as the "Parties."

                                    Recitals
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     A. Whereas, on April 8, 2004, Cranford and Sawyer, the current Directors and Officers of Ten Stix, and Ten Stix entered into a Stipulation with Rapid Funding, LLC ("Rapid Funding") wherein Rapid Funding (i) acquired ownership of a total of 14,764,600 shares (the "Settlement Shares") of the common stock of Ten Stix including shares previously owned by Cranford and Sawyer, (ii) obtained the right to receive an additional 11,000,000 shares of common stock, which shares have since been issued to Rapid Funding, and (iii) obtained the right to receive additional shares of Ten Stix's stock so that Rapid Funding would own at least 51% of the issued and outstanding shares of Ten Stix.. As a result of the Stipulation Rapid Funding is the beneficial owner of 37,264,600 shares of common stock of Ten Stix and is the majority shareholder of Ten Stix.

     B. Whereas, the Stipulation provided that Ten Stix make monthly installment payments to Rapid Funding in the amount of $15,000 per month, commencing July 1, 2004 and expiring upon payment to Rapid Finding of the total amount of two-hundred thousand ($200,000) dollars. Upon payment of the total amount owed, all shares of Ten Stix owned and held by Rapid Funding shall be deemed to have been repurchased and reacquired by Ten Stix.

     C. Whereas, Brehm has loaned Ten Stix $15,000, which has been deposited with Patrick Russell, counsel for Ten Stix, receipt of which is acknowledged, in order for Ten Stix to make the initial $15,000 payment to Rapid Funding due on July 1, 2004.

     D. Whereas, Brehm will loan to, or arrange for a loan to, Ten Stix of $185,000, in order for Ten Stix to pay the balance due and owing to Rapid Funding, and Ten Stix desires to receive such loan.

     E. Whereas, Cranford and Sawyer have expressed their desire to not operate as a public company due to the cost, time and effort which diverts their attention from the core business and desire to operate the gaming related business of Ten Stix privately.

     F. Whereas, Brehm, Ten Stix, Cranford and Sawyer hereby agree to restructure Ten Stix, to retire of the debt owed to Rapid Funding and remove the operational burden from Cranford and Sawyer of operating a public company, all in accordance with the terms and conditions set forth in this Agreement.

                                    AGREEMENT
                                    ---------

     NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed:

     1. Ten Stix shall execute a Promissory Note evidencing the loan of $15,000 made by Brehm to Ten Stix. At the option of Brehm, the unpaid principal and interest due on this Note shall be paid by the receipt by Brehm of all shares of the common stock, par value $0.001 per share, of the Ten Stix owned by Rapid Funding at the time of the payment in full of all amounts due by the Ten Stix to Rapid Funding in connection with the Stipulation. As of the date of this Note, Rapid Funding is the owner of 37,264,600 of Ten Stix's common stock (the "Shares"). In the event that Brehm elects to receive the Shares as payment in full of this Note, Ten Stix shall transfer to Brehm or his assigns in certificate amounts to be designated by the Brehm, all of the Shares and any additional shares of Ten Stix's common stock if owned by Rapid Funding on the date of payment. After the receipt of the Shares by the Brehm, Ten Stix shall periodically issue enough additional shares of its common stock to Brehm to ensure that the Brehm owns at least 51 percent of Ten Stix's outstanding common stock until Ten Stix's next shareholder's meeting is held. Such outstanding common stock shall include any outstanding securities currently exercisable for or convertible into (i) common stock of Ten Stix, or (ii) securities convertible into or exercisable for common stock of Ten Stix, each to include, without limitation, any options, warrants, convertible preferred stock, convertible debt or any other similar rights, interests or securities.

     2. Brehm or his investors shall loan to Ten Stix the amount of $185,000, in order for Ten Stix to pay and satisfy the outstanding indebtedness of Ten Stix due to Rapid Funding. This loan shall be evidenced by a Convertible Debenture which is convertible at the option of the holder into Common Stock of Ten Stix on terms and conditions agreed to by Brehm and Ten Stix.

     3. Ten Stix shall, following its annual meeting of shareholders and completion of its reincorporation and change of domicile from Colorado to Nevada, authorize 3,000,000 shares of Series B Preferred Stock with Rights and Preferences as specified by Brehm. Brehm shall exchange the common shares received pursuant to paragraph 1 above for 2,500,000 shares of Series B Preferred Stock and Ten Stix shall cancel the common shares returned by Brehm.

     4. Ten Stix shall, following its annual meeting of shareholders and completion of its reincorporation and change of domicile from Colorado to Nevada, form a gaming subsidiary named Pro Shuffler, Inc.., and all gaming related assets, licenses, and liabilities, of Ten Stix relating to said gaming business shall be transferred by Ten Stix to Pro Shuffler, Inc.

     5. Sawyer and Cranford will be appointed as the officers and directors of Pro Shuffler, Inc. and Ten Stix will transfer 80% of the common stock of Pro Shuffler, Inc. to Cranford and Sawyer, in consideration of their forgiveness of all unpaid accrued payroll due and owing by Ten Stix to Sawyer and Cranford.

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

     6. Sawyer and Cranford shall, concurrently with the formation of Pro Shuffler, Inc., execute Consulting Agreements under which they shall receive an aggregate of $60,000 to consult with Ten Stix regard the transition of operations. Pro Shuffler, Inc. shall receive an additional $40,000 for transitional and spin-off related costs.

     7. Following the Ten Stix annual meeting of shareholders, the completion of its reincorporation, and the formation of Pro Shuffler, Mr. Sawyer shall resign as the President and CEO of Ten Stix, and the Board of Directors of Ten Stix shall appoint one additional director as designated by Brehm to join the existing members of the Board of Directors of Ten Stix.

     8. Entire Agreement: This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto and contains all of the covenants and agreements between the parties with respect to this Agreement in any manner whatsoever. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any parties, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding.

     9. Attorneys' Fees and Costs: If this Agreement gives rise to a lawsuit or other legal proceeding between any of the parties hereto, the prevailing party shall be entitled to recover court costs, necessary disbursements (including expert witnesses' fees) and reasonable attorneys' fees, in addition to any other relief such party may be entitled.

     10. Modifications: Any modification of this Agreement will be effective only if it is in writing signed by the party to be charged.

     11. Partial Invalidity: If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

     12. Law Governing Agreement: This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     13. Construction: If any construction is to be made of any provision of this Agreement, it shall not be construed against either party on the ground such party was the drafter of the Agreement or any particular provision.

     14. Corporate Authorization: If any signatory of this Agreement is a corporation, said signatory represents and warrants that this Agreement and the undersigned's execution of this Agreement have been duly authorized and approved by the corporation's Board of Directors. The undersigned officers and representatives of the corporation(s) executing this Agreement on behalf of the corporation(s) represent and warrant they are officers of the corporation(s) with full authority to execute this Agreement on behalf of the corporation(s).

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

     IN WITNESS WHEREOF, the undersigned have executed this Agreement, effective as of the date and year first above written.



                                             Ten Stix, Inc.
                                             -------------



Dated:          6-30-2004                     /s/ Thomas Sawyer
         _______________________              _________________________________
                                              By:  Thomas Sawyer
                                              Its:  President and CEO


Dated:          6-30-2004                     /s/ Tony Cranford
         _______________________              _________________________________
                                              By:  Tony Cranford
                                              Its:  Vice President and Secretary



Dated:          6-30-2004                     /s/ Thomas Sawyer
         _______________________              _________________________________
                                              Thomas Sawyer, individually


Dated:          6-30-2004                     /s/ Tony Cranford
         _______________________              _________________________________
                                              Tony Cranford, individually


Dated:          6-30-2004                     /s/ Robert Brehm
         _______________________              __________________________________
                                              Robert Brehm